Exhibit 99.1

Press Release

Cigna Announces $3.5 Billion Accelerated Stock Repurchase Agreements

Bloomfield, Conn. June 16, 2022 – Global health services company Cigna Corporation (NYSE: CI) will repurchase $3.5 billion of common stock through accelerated stock repurchase agreements (the “ASR Agreements”) with Mizuho Markets Americas LLC and Morgan Stanley & Co. LLC (the “Counterparties”). The ASRs are part of Cigna’s existing share repurchase program, which had remaining authority of approximately $8.8 billion as of June 14, 2022.

“This accelerated share repurchase is part of our ongoing commitment to return significant value to our shareholders,” said David M. Cordani, Chairman and Chief Executive Officer, Cigna. “Our ability to execute against our capital deployment priorities is a testament to the ongoing growth and strength of our businesses and our ability to generate strong cash flow. When combined with our previously completed share repurchase, we remain on track to repurchase at least $7 billion of our shares in 2022.”

Under the terms of the ASR Agreements, on July 6, 2022, Cigna will receive an aggregate initial delivery of shares equal in value to 80% of the prepayment amount of $3.5 billion, based on Cigna’s share price as of market close on July 1, 2022. The specific number of shares that Cigna ultimately will repurchase pursuant to the ASR Agreements will be based generally on the daily volume-weighted average share price of Cigna common stock over the term of the ASR Agreements, less a discount and subject to adjustments pursuant to the terms and conditions of the ASR Agreements. Final settlement under the ASR Agreements is expected to occur in the fourth quarter of 2022. The ASR Agreements contain provisions customary for agreements of this type, including provisions for adjustments to the transaction terms upon certain specified events, the circumstances generally under which final settlement of the ASR Agreements may be accelerated or extended or the ASR Agreements may be terminated early by Cigna or the Counterparties, and various acknowledgements and representations made by the parties to each other. The ASR Agreements provide that if the public announcement of the first closing of the Company’s previously announced sale of its life, accident and supplemental benefits businesses in several countries to Chubb INA Holdings Inc. does not occur on or before July 1, 2022, the ASR Agreements shall be cancelled in whole. At final settlement, under certain circumstances, Cigna may be entitled to receive additional shares of Cigna common stock from the Counterparties or Cigna may be required to make a cash payment or, if Cigna elects, deliver shares of Cigna common stock to the Counterparties. All of the shares of Cigna common stock delivered to Cigna under the ASR Agreements will be held in treasury or retired.

About Cigna

Cigna Corporation is a global health services company dedicated to improving the health, well-being and peace of mind of those we serve. Cigna delivers choice, predictability, affordability and access to quality care through integrated capabilities and connected, personalized solutions that advance whole person health. All products and services are provided exclusively by or through operating subsidiaries of Cigna Corporation, including Cigna Health and Life Insurance Company, Connecticut General Life Insurance Company, Evernorth companies or their affiliates and Express Scripts companies or their affiliates. Such products and services include an integrated suite of health services, such as medical, dental, behavioral health, pharmacy, vision, supplemental benefits and other related products.

Cigna maintains sales capability in over 30 countries and jurisdictions, and has over 190 million customer relationships around the world. To learn more about Cigna®, including links to follow us on Facebook or Twitter, visit www.cigna.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release, and oral statements made in connection with this release, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on Cigna's current expectations and projections about future trends, events and uncertainties. These statements are not historical facts. Forward-looking statements may include, among others, statements concerning the number of shares that ultimately will be repurchased under the ASR agreements; the timing of the first closing of Cigna’s previously announced sale of its life, accident and supplemental benefits businesses in several countries to Chubb INA Holdings; and other statements regarding Cigna's future beliefs, expectations, plans, intentions, liquidity, cash flows, financial condition or performance. You may identify forward-looking statements by the use of words such as "believe," "expect," "project," "plan," "intend," "anticipate," "estimate," "predict," "potential," "may," "should," "will" or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.

Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such risks and uncertainties include, but are not limited to: our ability to achieve our strategic and operational initiatives; our ability to adapt to changes in an evolving and rapidly changing industry; the scale, scope and duration of the COVID-19 pandemic and its potential impact on our business, operating results, cash flows or financial condition; our ability to compete effectively, differentiate our products and services from those of our competitors and maintain or increase market share; price competition, inflation and other pressures that could compress our margins or result in premiums that are insufficient to cover the cost of services delivered to our customers; the potential for actual claims to exceed our estimates related to expected medical claims; our ability to develop and maintain satisfactory relationships with physicians, hospitals, other health service providers and with producers and consultants; our ability to maintain relationships with one or more key pharmaceutical manufacturers or if payments made or discounts provided decline; changes in the pharmacy provider marketplace or pharmacy networks; changes in drug pricing or industry pricing benchmarks; political, legal, operational, regulatory, economic and other risks that could affect our multinational operations; risks related to strategic transactions and realization of the expected benefits of such transactions, including with respect to the sale of our international life, accident and supplemental benefits businesses, as well as integration or separation difficulties or underperformance relative to expectations; dependence on success of relationships with third parties; risk of significant disruption within our operations or among key suppliers or third parties; our ability to invest in and properly maintain our information technology and other business systems; our ability to prevent or contain effects of a potential cyberattack or other privacy or data security incident; potential liability in connection with managing medical practices and operating pharmacies, onsite clinics and other types of medical facilities; the substantial level of government regulation over our business and the potential effects of new laws or regulations or changes in existing laws or regulations; uncertainties surrounding participation in government-sponsored programs such as Medicare; the outcome of litigation, regulatory audits and investigations; compliance with applicable privacy, security and data laws, regulations and standards; potential failure of our prevention, detection and control systems; unfavorable economic and market conditions, stock market or interest rate declines and risks related to a downgrade in financial strength ratings of our insurance subsidiaries; the impact of our significant indebtedness and the potential for further indebtedness in the future; unfavorable industry, economic or political conditions; credit risk related to our reinsurers; as well as more specific risks and uncertainties discussed in our most recent report on Form 10-K and subsequent reports on Forms 10-K, 10-Q and 8-K available through the Investor Relations section of www.cigna.com. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Cigna undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

Investor Relations Contact
Ralph Giacobbe
(860) 787-7968

ralph.giacobbe@cigna.com

Media Contact
Justine Sessions
(860) 810-6523
justine.sessions@cigna.com